INCOME TAXES (Schedule of Deferred Income Tax Assets) (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Accounts receivable	¥ 58,421	¥ 47,126
Tax loss carry forwards	21,601	9,984
Advertising expense	29,160	23,401
Accrued expenses and other current liabilities	364	123
Total deferred income tax assets	109,546	80,634
Valuation allowance	(36,946)	(26,507)	¥ (20,115)	¥ (14,362)
Deferred income tax assets, net	¥ 72,600	¥ 54,127